                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Multi-Managed Balanced  Security: See Attached

Issuer: See Attached                       Offering Type: US Registered

                                                                                In Compliance
         REQUIRED INFORMATION          ANSWER       APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------ ------------------------------ -------------

1.   Offering Date                  See Attached None                                YES

2.   Trade Date                     See Attached Must be the same as #1              YES

3.   Unit Price of Offering         See Attached None                                YES

4.   Price Paid per Unit            See Attached Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3  Must be at least three years *
                                                                                     YES
6.   Underwriting Type                  Firm     Must be firm
                                                                                     YES
7.   Underwriting Spread                         Sub-Adviser determination to
                                    See Attached be made
                                                                                     YES
8.   Total Price paid by the Fund   See Attached None
                                                                                     YES
9.   Total Size of Offering         See Attached None

10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                    #10 divided by #9 must not
     other investment companies     See Attached exceed 25% **                       YES

11.  Underwriter(s) from whom the
     Fund purchased (attach a list               Must not include Sub-Adviser
     of all syndicate members)      See attached affiliates ***                      YES

12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes      Must be "Yes" or "N/A"              YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Equity Report November 2013




                                                                                      Unit Price
                                                                                          of
                         Offering                                                     Offering/          Total  Underwriter From
                         Date/Trade                                                   Price Paid         Price   Whom the Fund
Fund                       Date      Issuer/Security   Cusip    Offering Type  Shares  Per Unit  Spread  Paid      Purchased
----                     ----------  ---------------  --------- -------------- ------ ---------- ------ ------- ----------------
Transamerica Funds-                  Twitter,
  Multi- Managed                     Inc.
  Balanced                           (TWTR)                                                                     Goldman,
                         11/7/2013   IPO              90184L10  US Registered   1,600     $26.00 $0.845 $41,600 Sachs & Co.

                                                                     Total Price Paid
                                                                       by the Fund
                                                                     Plus Total Price
                                                                      paid For Same
                                                        Total Shares    Securities
                                                        Purchased by   Purchased By
                         Total Shares Total Size of the  Investment      the Same       % of
Fund                       Offered        Offering       Management    Sub-adviser    Offering
----                     ------------ ----------------- ------------ ---------------- --------
Transamerica Funds-
  Multi- Managed
  Balanced                                                                                      Goldman, Sachs & Co. / Morgan
                           70,000,000    $1,820,000,000    1,318,400      $34,278,400     1.88% Stanley / J.P. Morgan

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Multi-Managed Balanced  Security: See Attached

Issuer: See Attached                       Offering Type: US Registered

                                                                                In Compliance
         REQUIRED INFORMATION          ANSWER       APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------ ------------------------------ -------------

1.   Offering Date                  See Attached None                                YES

2.   Trade Date                     See Attached Must be the same as #1              YES

3.   Unit Price of Offering         See Attached None                                YES

4.   Price Paid per Unit            See Attached Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3  Must be at least three years *
                                                                                     YES
6.   Underwriting Type                  Firm     Must be firm
                                                                                     YES
7.   Underwriting Spread                         Sub-Adviser determination to
                                    See Attached be made
                                                                                     YES
8.   Total Price paid by the Fund   See Attached None
                                                                                     YES
9.   Total Size of Offering         See Attached None

10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                    #10 divided by #9 must not
     other investment companies     See Attached exceed 25% **                       YES

11.  Underwriter(s) from whom the
     Fund purchased (attach a list               Must not include Sub-Adviser
     of all syndicate members)      See attached affiliates ***                      YES

12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes      Must be "Yes" or "N/A"              YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Equity Report February 2014




                                                                                    Unit Price
                                                                                        of
                     Offering                                                       Offering/           Total  Underwriter From
                     Date/Trade                                                     Price Paid          Price   Whom the Fund
Fund                   Date      Issuer/Security   Cusip     Offering Type   Shares  Per Unit  Spread   Paid      Purchased
----                 ----------  ---------------  --------- ---------------- ------ ---------- ------- ------- ----------------
Transamerica Funds-
  Multi- Managed                 Freescale
  Balanced Portfolio             Semiconductor,
                                 Ltd. (FSL)
                     2/12/2014   Secondary        G3727Q10  U.S. Registered   3,600     $18.50 $0.6475 $66,600 Citigroup

                                                                 Total Price Paid
                                                                   by the Fund
                                                                 Plus Total Price
                                                                  paid For Same
                                                    Total Shares    Securities
                                                    Purchased by   Purchased By
                     Total Shares Total Size of the  Investment      the Same       % of
Fund                   Offered        Offering       Management    Sub-adviser    Offering
----                 ------------ ----------------- ------------ ---------------- --------
Transamerica Funds-                                                                         Goldman, Sachs & Co. /
  Multi- Managed                                                                            Citigroup / Credit Suisse /
  Balanced Portfolio                                                                        Deutsche Bank Securities /
                                                                                            Barclays / J.P. Morgan / Morgan
                       35,000,000      $647,500,000      626,800      $11,595,800     1.79% Stanley

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Multi-Managed Balanced        Security: See Attached

Issuer: See Attached                             Offering Type: US Registered

                                                                                In Compliance
         REQUIRED INFORMATION          ANSWER       APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------ ------------------------------ -------------

1.   Offering Date                  See Attached None                                YES

2.   Trade Date                     See Attached Must be the same as #1              YES

3.   Unit Price of Offering         See Attached None                                YES

4.   Price Paid per Unit            See Attached Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3  Must be at least three years *
                                                                                     YES
6.   Underwriting Type                  Firm     Must be firm
                                                                                     YES
7.   Underwriting Spread                         Sub-Adviser determination to
                                    See Attached be made
                                                                                     YES
8.   Total Price paid by the Fund   See Attached None
                                                                                     YES
9.   Total Size of Offering         See Attached None

10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                    #10 divided by #9 must not
     other investment companies     See Attached exceed 25% **                       YES

11.  Underwriter(s) from whom the
     Fund purchased (attach a list               Must not include Sub-Adviser
     of all syndicate members)      See attached affiliates ***                      YES

12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes      Must be "Yes" or "N/A"              YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Equity Report May 2014




                                                                                      Unit Price
                                                                                          of
                       Offering                                                       Offering/          Total  Underwriter From
                       Date/Trade                                                     Price Paid         Price   Whom the Fund
Fund                     Date      Issuer/Security   Cusip     Offering Type   Shares  Per Unit  Spread  Paid      Purchased
----                   ----------  ---------------  --------- ---------------- ------ ---------- ------ ------- ----------------
Transamerica Funds-                SVB
  Multi- Managed                   Financial
  Balanced Portfolio               Group
                                   (SIVB)                                                                       BofA Merrill
                       5/14/2014   Secondary        48273J10  U.S. Registered     500    $101.00  $4.04 $50,500 Lynch

                                                                   Total Price Paid
                                                                     by the Fund
                                                                   Plus Total Price
                                                                    paid For Same
                                                      Total Shares    Securities
                                                      Purchased by   Purchased By
                       Total Shares Total Size of the  Investment      the Same       % of
Fund                     Offered        Offering       Management    Sub-adviser    Offering
----                   ------------ ----------------- ------------ ---------------- --------
Transamerica Funds-                                                                           J.P. Morgan / BofA Merrill
  Multi- Managed                                                                              Lynch / Keefe, Bruyette &
  Balanced Portfolio                                                                          Woods, A Stifel Company / RBC
                                                                                              Capital Markets / Sandler
                          3,900,000      $393,900,000      296,200      $29,916,200     7.59% O'Neill + Partners, L.P.